As filed with the Securities and Exchange Commission on March 9, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22229
Investment Company Act file number

PNMAC Mortgage Opportunity Fund, LLC
 (Exact name of registrant as specified in charter)

3043 Townsgate Road  Westlake Village, California 91361
 (Address of principal executive offices) (Zip code)

Derek W. Stark, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LLC
3043 Townsgate Road  Westlake Village, California 91361
 (Name and address of agent for service)

Copies to:
Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

(818) 224-7050
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

PNMAC Mortgage Opportunity Fund, LLC

Annual Report
As of and for the year ended December 31, 2017

PNMAC Mortgage Opportunity Fund, LLC
Table of Contents

PNMAC Mortgage Opportunity Fund, LLC
Letter to Shareholders

Dear Shareholder:

We are pleased to present this annual report to shareholders of PNMAC Mortgage Opportunity
Fund, LLC (the “Fund”) for the year ended December 31, 2017.

Fund Resolution Activity in 2017

During the first half of 2017, total liquidation activity in the Fund totaled $15 million in UPB, driven by sales of real estate acquired in the settlement of loans (REO) totaling $12 million.  In addition, continued success in bringing loans back to performing status through loan modifications resulted in $27 million of loan modifications in the Fund for the first six months of 2017.

In June 2017, the Fund entered into an agreement to sell substantially all of its remaining assets to a third party, and in August 2017, the sale was successfully completed. Net sale proceeds related to the assets sold, including assets where the FDIC retains a 60% participation interest, were $106 million. We distributed $20 million to Fund investors on August 24, 2017. This amount was net of funds due to the FDIC for their participation interest, carried interest due to the general partner, reserves for potential representation and warranty (“R&W”) claims under the sale agreement, and estimated expenses associated with the termination of the Fund.  The R&W period has expired and there are no outstanding claims.

Nine assets were not included in the final bulk sale due to differences between the buyer’s offer price and our determination of fair value and these assets have either been resolved through servicing activities or sold.  The Fund currently has no remaining loans or REO.

Final Remittances and Fund Dissolution

We expect to distribute a majority of the remaining cash by the beginning of March 2018, net of a reserve for final wind-up expenses. We also expect the Fund’s dissolution activities to be completed by early in the third quarter of 2018, with a final distribution of any remaining cash to be made shortly before the certificate of cancellation is filed.

Life of Fund Resolution History and Performance
Since inception, nearly 6,500 distressed mortgage loans were purchased by the Fund, representing total UPB of approximately $1.6 billion.  The loans were primarily liquidated through a combination of sales of individual REO, bulk sales of loans that in many cases had been modified or otherwise brought to performing status, short sales, loan payoffs and foreclosure sales. The successful resolution of the Fund’s distressed loan investments through multiple liquidation paths resulted from the specialized, high-touch special servicing capabilities of PennyMac Loan Services (PLS) and its targeted portfolio management strategies.

PLS’s distinctive servicing capabilities helped optimize portfolio returns by successfully navigating the foreclosure process, completion of which resulted in REO. REO sales represented approximately 35% of liquidation activity. We also had considerable success resolving loans through modifications, utilizing the U.S. Treasury’s Home Affordable Mortgage Program (HAMP) and our own proprietary modification programs to complete more than $300 million in UPB of loan modifications. Loans that successfully performed after modification were liquidated through bulk loan sales into well-established markets for these loans, or in many cases, payoffs through refinancing. Bulk sales and payoffs represented approximately 30% and 10% of total liquidation activity, respectively.

In addition to REO and bulk sales, we liquidated approximately 18% of the portfolio through short sales, successfully negotiating transactions that helped expedite resolution timelines, and less than 5% percent of the loans were resolved through sale to third parties at the foreclosure auction. Finally, approximately 2% of the loans were resolved through charge-offs, primarily comprised of second lien mortgages.

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements

PNMAC Mortgage Opportunity Fund, LLC
Letter to Shareholders

Through December 31, 2017, the total return on investments was $165 million, resulting in a total return of 44% since inception and an IRR of 8.4%.

We thank you for your commitment to the Fund and PennyMac.

Sincerely,
Stanford L. Kurland
Executive Chairman, PNMAC Capital Management, LLC

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements

PNMAC Mortgage Opportunity Fund, LLC
Statement of Assets and Liabilities
December 31, 2017

Assets:
Investment in PNMAC Mortgage Opportunity Fund, LP, at fair value	$12,212,550
Short-term investment in Morgan Stanley Liquidity Funds: Government
Institutional Shares, at fair value- yield 1.10% at December 31, 2017 (cost $339,983)	339,983
Other assets	3,696
12,556,229
Liabilities:
Shareholder services fee	16,243
Distributions payable to Series A preferred shares	5,700
Accrued expenses	73,884
95,827
Net Assets	$12,460,402

Net Assets Consist of:
Series A preferred shares	$-
Common shares	536
Additional paid-in capital	24,342,817
Net unrealized depreciation on investments	(11,882,951)
$12,460,402

Net Asset Value per Share
Series A preferred shares
Net assets applicable to preferred shares at a liquidation preference of $500 per share	$114,000
Shares outstanding ($0.001 par value, 5,000 shares authorized)	228
Net asset value, offering and redemption price per Series A preferred share	$500.00

Common shares
Net assets applicable to common shares	$12,346,402
Shares outstanding ($0.001 par value, unlimited shares authorized	535,688
Net asset value per common share	$23.05

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements

PNMAC Mortgage Opportunity Fund, LLC
Statement of Operations
For the Year Ended December 31, 2017
Investment income allocated from Master Fund:
Interest from mortgage loans	$13,418,737
Short-term investment dividends	99,963
Home Affordable Modification Program incentives	265,321
Other	44,282
13,828,303
Expenses allocated from Master Fund:
Collection and liquidation expenses	2,577,885
Mortgage loan servicing fees to PennyMac Loan Services, LLC	1,085,916
Interest on asset-backed financing	1,071,335
Investment advisory fees to PNMAC Capital Management, LLC	435,034
Professional fees	336,416
Administration fees	232,400
Collateral valuation	177,460
Insurance	151,303
Directors' fees and expenses	147,913
Trustee fees	59,945
Custodian fees	30,033
Investment software licensing	25,300
Taxes	18,423
Mortgage loan accounting fees	14,312
Registration fees	566
Total expenses before mortgage loan servicing fee rebate	6,364,241
Mortgage loan servicing fee rebate from PennyMac Loan Services, LLC	(129,261)
6,234,980
Net investment income allocated from Master Fund	7,593,323

Investment income:
Short-term investment dividends	$3,853
3,853
Expenses:
Shareholder services fee to PNMAC Capital Management, LLC	169,462
Administration fees	144,126
Professional and other fees	89,367
Insurance	5,959
Taxes	800
409,714
Net investment income	7,187,462

Distributions to Series A preferred shareholders…	11,400

Net realized gain and change in unrealized gain on investments and asset-backed financing and carried interest allocated from Master Fund:
Net realized gain on investments	1,289,404
Net change in unrealized gain on investments	(14,859,164)
Net change in unrealized gain on asset-backed financing	186,094
Net change in carried interest allocated from Master Fund	1,241,521
(12,142,145)
Net decrease in net assets resulting from operations	$(4,966,083)

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements

PNMAC Mortgage Opportunity Fund, LLC
Statements of Changes in Net Assets
For the Years Ended December 31, 2016 and 2017
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
(Decrease) Increase in net assets resulting from operations:
Net investment income	$7,187,462	$14,024,693
Distributions to Series A preferred shareholders	(11,400)	(11,400)
Net change in unrealized gain on investments	(14,859,164)	(983,215)
Net change in unrealized gain (loss) on asset-backed financing	186,094	(946,837)
Net realized gain (loss) on investments	1,289,404	(9,412,835)
Net change in carried interest allocated from Master Fund	1,241,521	(534,081)
Net (decrease) increase in net assets resulting from operations	(4,966,083)	2,136,325

Decrease in net assets resulting from capital transactions:
Distributions to common shareholders	(41,740,288)	(27,100,000)

Net decrease in net assets	(46,706,371)	(24,963,675)

Net assets:
Beginning of year	59,166,773	84,130,448
End of year	$12,460,402	$59,166,773

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements

PNMAC Mortgage Opportunity Fund, LLC
Statement of Cash Flows
For the Year Ended December 31, 2017

Cash flows from operating activities:

Net decrease in net assets resulting from operations	$(4,966,083)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:

Distributions from Master Fund	42,240,288
Net investment income allocated from Master Fund	(7,593,323)
Net realized gain on investments allocated from Master Fund	(1,289,404)
Net change in unrealized gain on investments allocated from Master Fund	14,859,164
Net change in unrealized gain on asset-backed financing allocated from Master Fund	(186,094)
Net change in carried interest allocated from the Master Fund	(1,241,521)
Change in assets and liabilities:
Decrease in short-term investment	3,737
Increase in other assets	(41)
Decrease in shareholder services fee payable	(57,088)
Decrease in accrued expenses	(29,347)
Net cash provided by operating activities	41,740,288

Cash flows from financing activities:
Distributions to common shareholders	(41,740,288)
Net cash used in financing activities	(41,740,288)

Change in cash	-

Cash at beginning of year	-
Cash at end of year	$-

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements

PNMAC Mortgage Opportunity Fund, LLC
Financial Highlights
As of and for the Years Ended December 31, 2017, 2016, 2015, 2014, 2013

	Year ended December 31,
	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE:			(amounts applicable to common shares)

BEGINNING NET ASSET VALUE	$110.24	$156.84	$425.11	$567.03	$618.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	13.42	26.18	15.63	50.34	1.17
Distributions to Series A preferred shares	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Net realized and unrealized (loss) gain
from investments	(22.67)	(22.17)	(7.23)	(27.41)	57.97
Total income from investment operations	(9.27)	3.99	8.38	22.91	59.12

DISTRIBUTIONS (2)
Investment income	-	-	-	(61.20)	(24.46)
Capital gains	-	(16.72)	(15.70)	(31.23)	(32.49)
Return of capital	(77.92)	(33.87)	(260.95)	(72.40)	(53.19)
Total distributions	(77.92)	(50.59)	(276.65)	(164.83)	(110.14)

ENDING NET ASSET VALUE	$23.05	$110.24	$156.84	$425.11	$567.03

Total Return (3)	-16.72%	3.49%	3.59%	4.24%	11.49%
Internal rate of return (4)	8.42%	8.69%	8.80%	9.11%	9.72%

SUPPLEMENTAL DATA AND RATIOS:
Series A preferred shares:
Net assets at period end	$114,000	$114,000	$114,000	$114,000	$114,000
Total shares outstanding	228	228	228	228	228
Asset coverage ratio	10,830%	51,801%	73,699%	199,760%	266,451%
Liquidation preference per share	$500	$500	$500	$500	$500

Common Shares:
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to weighted
average net assets (1)(5)	23.71%	23.50%	6.64%	9.90%	0.22%
Ratio of expenses to weighted average net
assets (1)(5)	21.92%	20.49%	10.96%	5.56%	2.62%

Net assets at year end	$12,346,402	$59,052,773	$84,016,448	$227,726,682	$303,753,744

(1)	Includes proportionate share of income and expenses of the Master Fund calculated using the average shares outstanding during the year.
(2)	Character of distributions is on the tax basis (See Note 10).
(3)	Total return is calculated for the common share class taken as a whole. An investor’s return may vary from these returns based on the timing of capital transactions.
(4)
Internal rate of return is computed based on the actual dates of the cash inflows (capital contributions) and outflows (distributions), with the exception of distributions declared but not paid, net of carried interest on a life-to-date basis.

(5)	Ratios exclude distributions to Series A preferred shareholders.

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2017

Note 1—Fund Liquidation
On August 9, 2017, PNMAC Mortgage Opportunity Fund, LLC’s (the “Fund”) primary investment, PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”) sold substantially all of its remaining non-cash investments and has subsequently liquidated or entered into transactions that are expected to close during 2018 to resolve the remaining non-cash investment assets. PNMAC Capital Management, LLC (the “Investment Manager”) is in the process of effecting the final resolution of the Master Fund’s remaining non-cash assets, making final distributions to investors and allocating cash reserves to settle the liabilities and obligations of the Master Fund as of December 31, 2017 and to provide for any post-liquidation costs upon dissolution of the Master Fund. Accordingly, the Fund is in the process of settling its remaining liabilities as of December 31, 2018, allocating cash reserves adequate to provide for any post-liquidation costs upon dissolution of the Fund and making final distributions to investors.

Note 2—Organization

The Fund is a limited liability company organized under the laws of the state of Delaware.  The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management company.  Shares of the Fund were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).  Investments in the Fund may be made only by “accredited investors” within the meaning of Regulation D under the 1933 Act.  The investment objective of the Fund is to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in U.S. residential mortgages and related assets, instruments and entities.

The Investment Manager is a registered investment adviser with the Securities and Exchange Commission (the “SEC”).

The Fund invests substantially all of its assets in a limited partnership interest of PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”), a limited partnership formed under the laws of the state of Delaware.  The general partner of the Master Fund is PNMAC Opportunity Fund Associates, LLC (the “General Partner”), a Delaware limited liability company, which along with the Investment Manager, is a wholly owned subsidiary of Private National Mortgage Acceptance Company, LLC (“PNMAC”), all of which are affiliates of the Fund.

The Master Fund operates as a master fund in a master-feeder fund structure. The Master Fund acts as the central investment mechanism for the Fund and the General Partner. The General Partner has the exclusive right to conduct the operations of the Master Fund. The Fund held a 99.99% interest in the Master Fund at December 31, 2017. Taking into account the allocation of Carried Interest to the General Partner and the proceeds available for distribution to the non-controlling interest (defined below), the Fund held a 47% interest in the Master Fund. The General Partner’s investment in the Master Fund includes its capital account, which includes its proportional share of the Master Fund’s net investment income and its Carried Interest in the Master Fund. The Fund is the sole limited partner in the Master Fund.

The Master Fund has the same investment objective as the Fund and conducts its operations through its subsidiaries: PNMAC Mortgage Co., LLC, PNMAC Mortgage Co (FI), LLC, and PNMAC Mortgage Co. Funding, LLC (these companies are referred to collectively as the “Mortgage Investments”).

•	PNMAC Mortgage Co. LLC is a wholly owned limited liability company that acquires, holds and works out distressed U.S. residential mortgage loans.

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2017

•
PNMAC Mortgage Co (FI), LLC is an investment company that was formed to pool investor capital and take an interest in the proceeds of FNBN I, LLC (“FNBN”). FNBN is a limited liability company formed to own a pool of residential mortgage loans acquired in a transaction with the Federal Deposit Insurance Corporation (the “FDIC”).

PNMAC Mortgage Co (FI), LLC is the sole member and manager of FNBN. Accordingly, PNMAC Mortgage Co (FI), LLC consolidates its investment in FNBN. The FDIC owns a substantial participation interest in the proceeds of the mortgage loans held by FNBN that depends on the amount of proceeds collected. The FDIC’s interest in FNBN is shown as the Non-controlling Interest in the Master Fund (the “Non-controlling Interest”) and is included in the Consolidated Statement of Assets and Liabilities of the Master Fund as a component of Partners’ Capital.
The Master Fund owns a 100% interest in and consolidates a series of PNMAC Mortgage Co (FI), LLC. The series holds its own assets and recognizes the revenues and expenses attributable to those assets.
PNMAC Mortgage Co (FI), LLC’s operating agreement with the FDIC governing its investment in FNBN limits PNMAC Mortgage Co (FI), LLC’s ability to transfer any of its rights or interests in FNBN. PNMAC Mortgage Co (FI), LLC may only transfer all or any part of its interest or rights if (i) the transferee is a qualified transferee as defined in the operating agreement and (ii) it first obtains prior written consent of the FDIC. The contract specifies that the consent shall not be unreasonably withheld, delayed or conditioned, if the transferee is a qualified transferee.

•
PNMAC Mortgage Co. Funding, LLC was a wholly owned limited liability company that acquired, held and worked out distressed U.S. residential mortgage loans and held mortgage-backed securities resulting from securitization of such mortgage loans. PNMAC Mortgage Co. Funding, LLC was liquidated on August 31, 2017.

As market conditions permit, PNMAC Mortgage Co., LLC may transfer the mortgage loans it owns to the Master Fund to be securitized for financing purposes or sale.  The Master Fund may hold interests in pools of such securitized mortgage loans and invest directly in other mortgage-related investment securities.

The financial statements of the Master Fund are included elsewhere in this report and should be read with the Fund’s financial statements.

The Fund began operations on August 11, 2008 and the Fund’s limited partnership agreement specified that the Fund was to exist through December 31, 2016, subject to three one-year extensions by the Investment Manager at its discretion, in accordance with the terms of the Limited Liability Company Agreement. During 2017, the Investment Manager elected to extend the Fund’s term by the second of the three one-year extension periods.

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2017

Note 3—Significant Accounting Policies

Basis of Presentation
The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as codified by the Financial Accounting Standards Board (“FASB”) in its Accounting Standards Codification (the “Codification”). The Fund is classified as an investment company and reports its investments in accordance with the Financial Services – Investment Companies topic of the Codification.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Investment Manager to make estimates and judgments that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results will likely differ from those estimates.

Fair Value
The Fund carries its investments at fair values with changes in fair value recognized in current period results of operations. The Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the observability of the inputs used to determine fair value. The three levels are described below:
Level 1 – Quoted prices in active markets for identical assets or liabilities.
Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed based on market data obtained from sources independent of the Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.
Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Investment Manager’s own judgments about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.
As a result of the difficulty in observing certain significant valuation inputs affecting “Level 3” fair value assets, the Investment Manager is required to make judgments regarding these assets’ fair values. Different persons in possession of the same facts may reasonably arrive at different conclusions as to the inputs to be applied in estimating the fair value of these assets and their fair values. Likewise, due to the general illiquidity of some of these assets, subsequent transactions may be at values significantly different from those reported.

Investment in Master Fund
The Fund receives a proportionate limited partnership interest in the Master Fund equal to its relative contribution of capital to the Master Fund before allocation of Carried Interest to the General Partner of the Master Fund.  The net increase or decrease in net assets resulting from operations includes the Fund’s proportionate share of the Master Fund’s income and losses (including net investment income and net realized and unrealized gains and losses on investments) arising from its investment in the Master Fund.

The Fund carries its investment in the Master Fund based on the Master Fund’s fair value and recognizes its proportional share of changes in the Master Fund’s fair value in current period operations. The fair value estimates of investments held by the Master Fund are based on the discounted cash flow projections of its investments.

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2017

Because the fair value of most of the Master Fund’s assets has been estimated by the Investment Manager in the absence of readily determinable fair values, the Master Fund categorizes these investments as “Level 3” fair value financial statement items.

Short-term Investment
The short-term investment, the Morgan Stanley Liquidity Funds: Government Institutional Shares is carried at fair value with changes in fair value recognized in current period operations.  Fair value is based on the fair value per share published by the manager of the money market fund on the valuation date.  The Fund’s short-term investment is classified as a “Level 1” fair value asset.

Expenses
The Fund is charged for those expenses that are directly attributable to it, such as, but not limited to, administration and custody fees.  Expenses that are not directly attributable to the Fund are generally allocated among the Fund and other entities managed by the Investment Manager in proportion to their assets. All expenses are recognized on the accrual basis of accounting.

Income Taxes
The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

The Investment Manager’s assessment of the requirement to provide for income taxes also includes an assessment of the liability arising from uncertain income tax positions.  The Investment Manager has concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions that will be taken on the tax return for the fiscal year ended December 31, 2017.

The Investment Manager is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  In developing its conclusion, the Investment Manager has analyzed all tax years that are open for examination by the relevant income taxing authority. As of December 31, 2017, open federal and state income tax years include the tax years ended December 31, 2014 through 2017 and December 31, 2013 through 2017, respectively. The Fund has no such examinations in progress.
If applicable, the Fund will recognize interest charges related to unrecognized tax benefits in “interest” expense and penalties in “other” expense on the statement of operations.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The Fund will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually. The character of distributions made during the year from net investment income or capital gains might differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, the Fund has not had prior claims or losses pursuant to these contracts, has not recorded any amounts as of December 31, 2017, and expects the risk of loss to be remote.

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2017

Note 4—Fair Value of Investments

Following is a summary of assets that are measured at fair value on a recurring basis for the year ended December 31, 2017:

	Level 1	Level 2	Level 3	Total

Investment in Master Fund	$-	$-	$12,212,550	$12,212,550
Short-term investment	339,983	-	-	339,983
	$339,983	$-	$12,212,550	$12,552,533

There were no transfers of assets measured at fair value between fair value hierarchy levels during the year ended December 31, 2017.

Following is a roll forward of the Fund’s Investment in Master Fund for the year ended December 31, 2017:

Balance at January 1, 2017	$59,001,660
Distributions	(42,240,288)
Net investment income	7,593,323
Net realized gain on investments	1,289,404
Net change in unrealized gain on investments	(14,859,164)
Net change in unrealized gain on asset-backed financing	186,094
Net change in Carried Interest allocated from the
Master Fund to General Partner	1,241,521
Balance at December 31, 2017	$12,212,550

Valuation Techniques and Inputs
Most of the Fund’s assets are carried at fair value with changes in fair value recognized in current period operations. A substantial portion of those assets are “Level 3” fair value assets which require the use of significant unobservable inputs in the estimation of the assets’ fair values. Unobservable inputs reflect the Investment Manager’s own judgments about the factors that market participants use in pricing an asset, and are based on the best information available under the circumstances.
Because the fair value of “Level 3” fair value assets is difficult to estimate, the Investment Manager’s process includes performance of these assets’ valuation by a specialized staff and significant executive management oversight. The Investment Manager has assigned the responsibility for estimating the fair values of “Level 3” fair value assets to its Financial Analysis and Valuation group (the “FAV group”), which is responsible for estimating the fair value of and monitoring the  Fund’s investment portfolios and maintenance of its valuation policies and procedures.
The Investment Manager’s FAV group submits the results of its valuations to the Investment Manager’s valuation committee, which oversees and approves the valuations. During the year ended December 31, 2017, the Investment Manager’s valuation committee included the executive chairman, chief executive, chief financial, chief risk, chief enterprise operations, and deputy chief financial officers of PNMAC.

The FAV group monitors the models used for valuation of the Fund’s “Level 3” fair value assets, including the models’ performance versus actual results and reports those results to the valuation committee. The results developed in the FAV group’s monitoring activities are used to calibrate subsequent projections used to estimate fair value.

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2017

The FAV group is responsible for reporting to the Investment Manager’s valuation committee on a monthly basis on the changes in the valuation of the portfolio, including major factors affecting the valuation and any changes in model methods and inputs. To assess the reasonableness of its valuations, the FAV group presents an analysis of the effect on the valuation of each of the changes to the significant inputs to the models.
Investment in Master Fund
The Fund’s investment in the Master Fund is a “Level 3” fair value asset and the Fund’s estimate of the fair value of its investment in the Master Fund is based on the fair value of the Master Fund’s assets.

Note 5—Investment Transactions

During the year ended December 31, 2017, the Fund received distributions from the Master Fund in the amount of $42,240,288 and did not purchase any limited partnership interests in the Master Fund.

Note 6—Shareholder Services Fee, Administration Fees and Custodian Fees
The Fund has a shareholder services agreement with the Investment Manager. Under the terms of the agreement, the Investment Manager provides certain shareholder (but not investment management) services to the Fund.
Shareholder services include responding to inquiries by shareholders of the Fund regarding the Fund and their investment therein, preparation, review and distribution of a comprehensive monthly economic report relating to the Fund and its investments; reviewing and supervising the preparation of reports to and other communications with shareholders as the Fund may reasonably request.
For shareholder services provided by the Investment Manager, the Fund pays the Investment Manager a fee equal to an annual rate of 0.5% of the Fund’s net asset value so long as the fee does not exceed 0.5% of the aggregate capital contributions to the Fund.
The shareholder services fee is calculated and accrued monthly and is paid to the Investment Manager quarterly after the end of the quarter. The shareholder services fee for the year ended December 31, 2017 was $169,462.

The Fund has engaged U.S. Bancorp Fund Services, LLC, an indirect wholly-owned subsidiary of U.S. Bancorp, to serve as the Fund’s administrator, fund accountant, transfer agent, and dividend paying agent. The Fund pays the administrator a monthly fee computed at an annual rate of 0.02% of the first $1,000,000,000 of the Fund’s total monthly net assets, 0.015% on the next $1,000,000,000 of the Fund’s total monthly net assets and 0.01% on the balance of the Fund’s total monthly net assets subject to an annual minimum fee of $120,000.  The administration fees for the year ended December 31, 2017 totaled $144,126.

U.S. Bank, N.A. serves as the Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.01% on the Fund’s average daily market value subject to an annual minimum fee of $28,800 across all funds managed by the Investment Manager. The custodian fees incurred by the Master Fund and allocated to the Fund for the year ended December 31, 2017 totaled $30,033.

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2017

Note 7—Directors and Officers

The Fund and Master Fund share the same board of directors. The Master Fund’s board of directors has overall responsibility for monitoring and overseeing the investment program of the Master Fund and its management and operations. All directors’ fees and expenses are paid by the Master Fund. Independent directors receive an annual retainer of $100,000 and a fee per meeting of the board of directors or committees of $3,000, subject to a limit of $15,000 per year for all non-regularly-scheduled meetings.  The chairperson of the audit committee receives an annual retainer of $10,000 in addition to the amounts above. Directors are reimbursed by the Master Fund for their travel expenses related to board meetings. The total directors’ fees and expenses incurred at the Master Fund and allocated to the Fund for the year ended December 31, 2017 were $147,913.

One of the directors of the Fund is an officer of the Investment Manager and the Master Fund and receives no compensation from the Master Fund for serving as a director. Certain officers of the Master Fund are affiliated with the Investment Manager. Such officers receive no compensation from the Master Fund for serving in their respective roles.

Note 8—Common Shareholders

The Fund is authorized to issue an unlimited number of common shares. The common shares have no preferential, preemptive, conversion, appraisal, exchange or redemption rights and there are no sinking fund provisions applicable to the shares.  The Fund issues common shares at the net asset value per share as calculated within 48 hours before receipt of capital called.  Shareholders are not able to withdraw from the Fund other than through distributions made upon a realization of the Fund’s investments.

Common shares of the Fund were offered in private placements pursuant to Section 4(2) of the U.S. Securities Act of 1933, as amended on August 11, 2008 (the “Initial Closing”). The Fund raised $393,283,020 in aggregate capital commitments. No additional closings were held after the Initial Closing to accept new or additional capital commitments.

Common shares are distributed among three separate series based on the timing of capital contributions, which has affected the underlying calculation of Carried Interest for each series.

Following is a summary of distributions made by the Fund determined on a GAAP basis during the year ended December 31, 2017:

Investment income	$7,187,462
Realized gains	1,289,404
Return of capital	33,263,422
Total distributions	$41,740,288

These distributions are not subject to recall.

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2017

Note 9—Preferred Shares

Series A preferred shares of the Fund were created by the board of directors on August 11, 2008. The preferred shares have a 10% cumulative dividend preference and a liquidation preference totaling $114,000 plus accumulated and unpaid dividends.  In the event of a liquidation of the Fund, the accumulated preferred dividends and the remaining face amount of the preferred shares will be distributed before any distributions are made to common shareholders. The Fund is authorized to issue up to 5,000 Series A preferred shares at $500 per share.  As of December 31, 2017 the Fund has issued 228 Series A preferred shares.

Series A preferred shareholders are not entitled to vote on any matter except matters submitted to a vote of the common shares that also affect the Series A preferred shares.  The Fund shall not issue or sell any preferred shares or pay any dividend or distribution to the common shares unless the preferred shares have an asset coverage of at least 200% immediately following the given action.

During the year ended December 31, 2017, $11,400 in dividends to preferred shareholders have been paid; accrued but unpaid dividends of $5,700 remained at year end.

Note 10—Income Tax Information

When appropriate, income tax basis reclassifications between net asset accounts are made for such differences that are permanent in nature.  The reclassifications have no effect on net assets or net asset value per share.  Following are the reclassifications recorded by the Fund for the year indicated:

		Accumulated Undistributed	Accumulated
Year	Paid In Capital	Net Investment Income	Net Realized Loss

2017	$(53,266,979)	$53,266,770	$209

The income tax basis reclassifications noted above primarily relate to Partnership adjustments and distribution reclassifications in 2017.

At December 31, 2017 the Fund deferred, on a tax basis, post-October gains of:

Currency	Capital
$-	$-

Following are the gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes for the year ended December 31, 2017:

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2017

Cost of investments	$20,263,100

Unrealized appreciation	29,395,432
Unrealized depreciation	(2,486,270)
Net unrealized depreciation	26,909,162

Undistributed ordinary income	-
Undistributed long-term capital gains	-
Total distributable earnings	-

Other accumulated losses	(31,205,001)

Total accumulated losses	$(4,295,839)

The tax character of distributions to the Fund’s shareholders during the years ended December 31, 2016 and 2017 were as follows:

	2017	2016
Investment income	$-	$-
Capital gains	-	8,954,992
Return of capital	41,740,288	18,145,008
Total distributions	$41,740,288	$27,100,000

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2) for the fiscal year ended December 31, 2017 was follows:

Qualified Short-term Gains: 0%

The Percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended December 31, 2017 was follows:

Qualified Interest Income: 0%

Note 11—Transactions with Affiliates

Mortgage Opportunity (Offshore) Fund, Ltd. owns 29% of the Fund’s common shares.

Following is a summary of payments made to the Investment Manager for reimbursable expenses paid on the Fund’s behalf during the year ended December 31, 2017:

Professional fees	$119,327
Insurance	5,776
Registration fees	40
Total	$125,143

PennyMac Loan Services, LLC (“PLS”) acts as the primary mortgage servicer for all mortgage loans owned by the Master Fund. The servicing agreement between PLS and Master Fund generally provides for servicing fees of 50 to 100 basis points of unpaid principal balance per year, depending on the type and quality of mortgage loans being serviced, plus other specified fees and charges. The servicing agreement also requires that PLS will rebate to the Master Fund an amount equal to the cumulative profit, if any, of the servicing operations attributable to the loans owned by the Master Fund, and conversely, charge the Master Fund if a loss has been incurred in order to effect overall “at cost” pricing with respect to loan servicing activities for such assets. Under a separate agreement between the Master Fund and the Investment Manager, the Investment Manager will cause PLS to rebate to the Master Fund an amount equal to 13% of servicing-related fees charged to the Master Fund to approximate overall “at cost” pricing with respect to mortgage loan servicing activities for such assets, and the Investment Manager will represent on an annual basis to the Master Fund’s board of directors whether servicing fees paid net of the rebate have in fact not exceeded the actual cash costs incurred in servicing the mortgage loans owned by the Master Fund.

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2017

Total mortgage loan servicing fees charged by PLS and allocated to the Fund before the rebate for the year ended December 31, 2017 totaled $1,085,916, of which PLS reduced by providing a rebate allocated to the Fund of $129,261.

Note 12—Risk Factors

Because of the limitation on rights of redemption and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because the Investment Manager invests the Fund’s assets in illiquid assets, an investment in the Fund is highly illiquid and involves a substantial degree of risk.

Due to the nature of the “master/feeder” structure, the Fund is materially affected by the actions of the Master Fund and other investors.

Note 13—Subsequent Events

The Investment Manager has evaluated all events or transactions through the date of issuance of these financial statements. On March 1, 2018, the Fund received a cash distribution from the Master Fund in the amount of $11,200,338 which was subsequently distributed to the common shareholders.

  ****

PNMAC Mortgage Opportunity Fund, LLC
Additional Information

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to portfolio securities are available to stockholders (i) without charge, upon request, by calling the Fund collect at +1(818) 224-7442; and (ii) on the SEC’s website at http://www.sec.gov.

Board of Directors
The Fund’s Form N-2 includes additional information about the Fund’s directors and is available upon request without charge by calling the Fund collect at (818) 224-7442 or by visiting the SEC’s website at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund’s past investment performance and returns are not predictive of its future investment performance and returns. The Fund cannot promise future investment performance or returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Approval of Investment Management Agreement
June 20, 2017, the Board of Directors of the Master Fund and the Fund (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), met in person and voted to approve the continuance of the Investment Management Agreements (including the portions of the Master Fund’s partnership agreement referred to therein) with the Investment Manager for an additional year.

In considering whether to recommend approval of the Investment Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager and counsel to the Independent Directors. The Independent Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following:

(i) The nature, extent, and quality of services expected to be provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provided to the Funds since inception in August 2008 and are expected to continue to provide to the Funds.  In addition, the Independent Directors considered the size, education, background, and experience of the Investment Manager’s staff, including the mortgage finance and capital markets experience of the Investment Manager’s senior management team.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services provided since inception and expected to be provided by the Investment Manager to the Funds, and the experience and expertise of the personnel performing such services, was consistent with the nature, extent, and quality expected of an investment adviser of investment vehicles such as the Funds.
(ii) The investment performance of the Funds and the Investment Manager.  The Independent Directors received information about the performance of the Funds and the Investment Manager in managing the Fund.  The Directors also received performance information regarding the Funds compared to certain indexes, benchmarks, and/or registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.

PNMAC Mortgage Opportunity Fund, LLC
Additional Information

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds.  The Independent Directors considered the estimated cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager.  The Independent Directors noted that the compensation terms would remain the same.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.  The Independent Directors also reviewed and took into account other relationships between the Funds and the Investment Manager and its related persons, including the shareholder servicing agreement between the Investment Manager and the Fund, the mortgage servicing agreements between the Master Fund and an affiliate of the Investment Manager, and an agreement with BlackRock, which has an investment in the Investment Manager’s parent company, for a portfolio valuation analytic model.  The Independent Directors also considered the compensation charged by the Investment Manager to its other clients.  Finally, the Independent Directors took those other service agreements into account in the context of evaluating the profitability of the Investment Manager in respect of the overall relationship of the Investment Manager and its related persons to the Funds.

(iv) Economies of Scale.  The Independent Directors also considered that possible economies of scale from future growth of the Funds were not relevant inasmuch as the Funds were closed to any new investment and had limited terms.

The Independent Directors had an opportunity to have Executive Session with counsel to the Independent Directors.  During the course of their deliberations at the meeting on June 20, 2017, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Investment Management Agreements including, but not limited to:  the expenses incurred in performance of services by the Investment Manager; the compensation to be received by the Investment Manager under the Investment Management Agreements; the fees charged by the Investment Manager’s peers; the past performance of the Investment Manager; and the range and quality of services provided by the Investment Manager.

The Independent Directors expressed satisfaction with the information provided at the meeting on June 20, 2017 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the continuance of the Investment Management Agreements.  No single factor was determinative to the decision of the Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuance of the Investment Management Agreements.

The Independent Directors concluded that the compensation that the Investment Manager would receive under the Investment Management Agreements was reasonable.

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers

Name, Age, and Address	Positio(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Independent Directors
Nancy Corsiglia (60) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Director; Audit Committee Member; Governance and Nominating Committee Chairman	Indefinite Term. Served from August 25, 2010 until July 9, 2016.	Managing Director of Devonshire Advisory Group since 2009. Engagement Partner at Tatum from 2014 to 2015 and Managing Director-Finance at Strategic Risk Associates, LLC from 2012 to 2014. Previously, Executive Vice President and Chief Financial Officer of Bank of Virginia from 2010 to 2011. Previously, Executive Vice President and Chief Financial Officer of Federal Agricultural Mortgage Corp.	2
Member of Advisory Board of Apprendis LLC and Member of Board of Directors of Partners for Haitian Children. Previously a member of Board of Trustees of the Stoneleigh-Burnham School and Board of Directors of the National Symphony Orchestra.

Thomas P. Gybel (50) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Director; Audit Committee Chairman; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008.	Senior advisor to financial services companies, Managing Director of White Mountains Capital Inc. from 2008 to 2010, and Managing Director of Global Finance for Deutsche Bank Securities Inc. from 2004 to 2007.	2	Member of Board of Directors and Chairman of the Special Committee of Ambac Assurance Corporation and Member of Board of Directors of Det Danske Suzuki Institut.

Peter W. McClean (73) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Director; Audit Committee Member; Governance and Nominating Committee Member	Indefinite Term. Served from May 29, 2008 until September 19, 2016.	Managing Director of Gulfstream Advisors LLC since 2004 and President and Chief Executive Officer of Measurisk LLC from 2001 through 2003.	2	Member of Board of Directors of Northeast Bank, AZL Variable Insurance Products Trust and AZL Fund of Funds Trust (Allianz Funds).

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Interested Directors
David A. Spector (54) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Director, President and Chief Executive Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	President and Chief Executive Officer of the Investment Adviser; formerly, Executive Managing Director and Chief Investment Officer of the Investment Adviser.	2
Member of the Board of Directors of: PennyMac Financial Services, Inc.; PNMAC Mortgage Co., LLC; PennyMac Loan Services, LLC; PNMAC Opportunity Fund Associates, LLC; Copper Securities Holding, LLC; PennyMac GP OP, Inc.; PennyMac Corp; PennyMac Loan Services, Inc.; PNMAC Capital Management, LLC; PMT NPL Financing, LLC; PNMAC Finance Corporation; and PMT Funding, LLC. Member of the Board of Trustees of PennyMac Mortgage Investment Trust.

Stanford L. Kurland (65) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 9 1361	Founder and Executive Chairman of the Investment Advisor	Indefinite Term. Served from May 29, 2008 until February 24, 2017.	Founder and Executive Chairman of the Investment Adviser; formerly, Chairman and CEO of the Investment Adviser.	2
Member of the Board of Directors of: PennyMac Financial Services, Inc.; PNMAC Mortgage Co., LLC; PennyMac Loan Services, LLC; PNMAC Opportunity Fund Associates, LLC; Copper Securities Holding, LLC; PennyMac GP OP, Inc.; PennyMac Corp; PennyMac Loan Services, Inc.; PNMAC Capital Management, LLC; PMT NPL Financing, LLC; PNMAC Finance Corporation; and PMT Funding, LLC. Member of the Board of Trustees of PennyMac Mortgage Investment Trust.

David M. Walker (62) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Chief Risk Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since May 29, 2008.	Senior Managing Director and Chief Risk Officer of the Investment Adviser; formerly, Chief Risk Officer of the Investment Adviser, Chief Credit and Enterprise Risk Officer of the Investment Adviser, and Chief Credit Officer of the Investment Adviser.	2	None

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Anne D. McCallion (63) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Chief Enterprise Operations Officer	Indefinite Term. Served since April 27, 2009.	Senior Managing Director and Chief Enterprise Operations Officer of the Investment Adviser; formerly Senior Managing Director and Chief Financial Officer of the Investment Adviser.	2	Director of PennyMac Corp.; Director of PennyMac GP OP, Inc.

Derek W. Stark (50) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Managing Director, Chief Legal Officer and Secretary, Authorized person	Indefinite Term. Served since August 14, 2012.	Managing Director, General Counsel, and Secretary of the Investment Adviser.	2	Member of the Board of Managers of Copper Insurance, LLC; Member of the Board of Trustees of West Hills Hospital & Medical Center.

Emily Silva (53) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Chief Compliance Officer	Indefinite Term.	Chief Compliance Officer of the Investment Adviser; Assistant Compliance Director, Cipperman Compliance Services, LLC.	2	None

Vandad Fartaj (43) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Chief Capital Markets Officer (no title with the Master Fund, only with the Investment Adviser)	Indefinite Term. Served since March 3, 2010	Senior Managing Director and Chief Capital Markets Officer of the Investment Adviser; formerly, Managing Director, Capital Markets for the Investment Adviser.	2	None

Andy S. Chang (40) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Chief Financial Officer	Indefinite Term. Served since February 24, 2017	Senior Managing Director and Chief Financial Officer of the Investment Adviser; formerly, Senior Managing Director and Chief Business Development Officer of the Investment Adviser.	2	Member of the Board of Managers of Copper Insurance, LLC.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-818-746-2046.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Thomas P. Gybel is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed to the Fund and an affiliated Master Fund, PNMAC Mortgage Opportunity Fund, LP, for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$190,000	$190,000
Audit-Related Fees	$0	$ 0
Tax Fees	$25,000	$25,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time, permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The Five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Stanford L. Kurland, David A. Spector, Daniel S. Perotti, Andrew S. Chang, and Vandad Fartaj. The titles, business experience, and length of service of Messrs. Kurland, Spector, Perotti, Chang, and Fartaj are included in the following table:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Stanford L. Kurland (65) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Westlake Village, CA 91361	Founder and Executive Chairman of the Investment Advisor	Served in various management roles since May 29, 2008	Founder and Executive Chairman of the Investment Adviser.	Founder and Executive Chairman of the Investment Adviser.
David A. Spector (54) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Westlake Village, CA 91361	President and Chief Executive Officer of the Investment Adviser	Served in various management roles since May 29, 2008	President and Chief Executive Officer of the Investment Adviser
As President and Chief Executive Officer, is responsible for oversight of all activities pertaining to investments, and directs the activities of portfolio management, capital markets, and credit as each relates to mortgage credit and company credit risk

Daniel S. Perotti (37) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Deputy Chief Financial Officer of the Investment Advisor	Served in various management roles since October 7, 2013	Senior Managing Director and Deputy Chief Financial Officer of the Investment Adviser; formerly, Managing Director of Financial Analysis and Valuation for the Investment Advisor.
As Senior Managing Director and Deputy Chief Financial Officer, is responsible for oversight of all accounting and tax operations, Sarbanes-Oxley compliance, analysis of realized and projected financial performance, and valuation of investment assets.

Andrew S. Chang (40) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Chief Financial Officer of the Investment Adviser	Served in various management roles since May 29, 2008	Senior Managing Director and Chief Financial Officer of the Investment Adviser	As Senior Managing Director and Chief Financial Officer, is responsible for overseeing financial management, reporting and controls; corporate development and investor relations activities.
Vandad Fartaj (43) c/o PNMAC Capital Management, LLC, 3043 Townsgate Road, Suite 360 Westlake Village, CA 91361	Senior Managing Director and Chief Capital Markets Officer of the Investment Adviser	Served in various management roles since March 3, 2010	Senior Managing Director and Chief Capital Markets Officer of the Investment Adviser
As Senior Managing Director and Chief Capital Markets Officer, is responsible for all capital markets and investment-related activities, including the development and execution of investment strategies, secondary marketing and hedging activities; developing and managing relationships with Wall street banks, GSEs, and institutional investors.

(2) The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of December 31, 2017:

Name of Manager	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Stanford L. Kurland
Registered investment companies	2	$27,381,000	2	$27,381,000
Other pooled investment vehicles	3	$5,620,522,000	2	$5,620,141,000
Other accounts				$0
David A. Spector
Registered investment companies	2	$27,381,000	2	$27,381,000
Other pooled investment vehicles	3	$5,621,486,000	2	$5,615,783,000
Other accounts				$0
Vandad Fartaj
Registered investment companies	2	$27,381,000	2	$27,381,000
Other pooled investment vehicles	3	$5,621,486,000	2	$5,615,783,000
Other accounts				$0
Daniel S. Perotti
Registered investment companies	2	$27,381,000	2	$27,381,000
Other pooled investment vehicles	3	$5,621,486,000	2	$5,615,783,000
Other accounts				$0
Andrew S. Chang
Registered investment companies	2	$27,381,000	2	$27,381,000
Other pooled investment vehicles	3	$5,621,486,000	2	$5,615,783,000
Other accounts				$0

 Potential Material Conflicts of Interests:

The Investment Adviser and its respective affiliates, members and employees may manage or advise other clients, including other investment vehicles and entities (“Other Accounts”). Investment opportunities will be apportioned among the Fund and Other Accounts pursuant to an allocation methodology that assesses the risk/expected return of loans in a given population such that each Fund and Other Accounts receive a pro-rata share based on capital available for investment. There is no assurance that the Fund will be offered any specific investment opportunities that come to the attention of the Investment Adviser or that the Fund will be permitted to invest the full amount it desires to invest in any such opportunity that is made available.

(3) Compensation:

Messrs. Kurland, Spector, Perotti, Chang, and Fartaj receive a fixed salary and a discretionary bonus from Private National Mortgage Acceptance Company, LLC (“PennyMac”), the parent company of the Investment Adviser. Additionally, each of the managers will receive pro rata distributions of the profits of PennyMac based on his equity interest therein. During the year ended December 31, 2016, Messrs. Kurland, Spector, Perotti, Chang, and Fartaj received from one of the managed accounts, restricted stock units which vest over a three year period and performance based stock units that may vest over a three year period if certain performance measures are satisfied. None of Messrs. Kurland, Spector, Perotti, Chang and Fartaj receive any direct compensation from the Registrant.

(4) The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of December 31, 2017:

Name of Manager	Aggregate Dollar Range of Holdings in the Registrant
Stanford L. Kurland	None
David A. Spector	None
Daniel S. Perotti	None
Andrew S. Chang	None
Vandad Fartaj	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any changes to procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable during this period.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PNMAC Mortgage Opportunity Fund, LLC

By (Signature and Title)      /s/ Davie A. Spector, CEO
 David A. Spector, CEO

Date         3/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Davie A. Spector, CEO
    David A. Spector, CEO

Date         3/8/18

By (Signature and Title)      /s/ Andrew S. Chang, CFO
Andrew S. Chang, CFO

Date         3/8/18